                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     May 22, 2001


                             CEDAR INCOME FUND, LTD.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



  Maryland                            0-14510                  42-1241468
--------------------------------------------------------------------------------
(State or other                     (Commission               (IRS Employer
 Jurisdiction of                    File Number)           Identification No.)
 Incorporation)



44 South Bayles Avenue, Port Washington, New York                11050
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code            (516) 767-6492



--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

                             Cedar Income Fund, Ltd.


Item 2.    Acquisition or Disposition of Assets
-------    ------------------------------------

           1) Sale of the Fund's Interest in Broadbent Business Center (Salt Lake City, Utah):

           On May 22, 2001, Cedar Income Fund Partnership, L.P. (the "Operating Partnership"), pursuant to a Contract of Sale dated May 7, 2001, sold its interest in the Broadbent Business Center, Salt Lake City, Utah, to Business Property Trust, LLC for $5.3 million. The Operating Partnership incurred closing expenses of approximately $450,000, including a broker's commission of $250,000, a "Rent Guarantee Deposit" of $100,000, and legal and other closing adjustments of approximately $100,000.

           The net sales amount received by the Operating Partnership after the aforementioned closing costs and repayment of outstanding indebtedness in the amount of approximately $1.5 million under a secured credit line was $3,324,297. The credit line has been terminated, and deferred financing costs of approximately $260,000 will be written off as an extraordinary item during the second quarter of 2001.

           The net cost basis of Broadbent on the books of the Operating Partnership as of the closing date was $3,210,723, resulting in a gain of approximately $1.6 million. Management intends to reinvest the proceeds of sale in certain qualifying properties structured to defer income tax on such gain pursuant to the "like-kind exchange" provisions of Section 1031 of the Internal Revenue Code. In this connection, Cedar Income Fund, Ltd. (the "Company"), announced that it had entered into an agreement, subject to due diligence and certain closing conditions, to purchase three supermarket-anchored shopping centers, containing in the aggregate approximately 470,000 rentable square feet, located in eastern Pennsylvania and southern New Jersey.

           Cedar Bay Realty Advisors, Inc. ("CBRA") is entitled to receive a disposition fee from the Company in accordance with the terms of the investment advisory agreement between CBRA and the Company in an amount not to exceed 3%. CBRA has agreed with management of the Company to defer this fee.

                             Cedar Income Fund, Ltd.


Item 7.    Financial Statements and Exhibits
-------    ---------------------------------

           Pro Forma Combined Balance Sheet as of March 31, 2001.

           Pro Forma Combined Statement of Operations for the three months ended March 31, 2001.

           Pro Forma Combined Statement of Operations for the twelve months ended December 31, 2000.

           Notes to Pro Forma Financial Statements.

           Exhibits.

           Contract of Sale dated March 7, 2001

           Press release dated May 22, 2001 regarding sale of Broadbent

                            Cedar Income Fund, Ltd.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               CEDAR INCOME FUND, LTD.


                                               By:
                                                  -----------------------------
                                                  Leo S. Ullman
                                                  Chairman



         Dated:   June 5, 2001

                             Cedar Income Fund, Ltd.
                   Pro Forma Condensed Combined Balance Sheet
                              As of March 31, 2001
                              --------------------


The following unaudited pro forma condensed Combined Balance Sheet is presented as if the Company had sold Broadbent on March 31, 2001. This pro forma condensed Combined Balance Sheet should be read in conjunction with the pro forma condensed Combined Statement of Operations of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the three months ended March 31, 2001. The pro forma condensed Combined Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company sold Broadbent on March 31, 2001, nor does it purport to represent the future financial position of the Company.

                                        Cedar Income                          Repayment
                                          Fund, Ltd.       Broadbent             of                Pro Forma
                                        Historical (a)  Disposition (b)   Credit Facility (c)    March 31, 2001
                                        --------------  ---------------   -------------------    --------------
Description
-----------
Assets:
Real estate, net                         $21,894,541       $     -          $        -            $21,894,541
Real estate held for sale                  5,060,723      (3,210,723)                -              1,850,000
Escrow                                           -         4,839,941          (1,515,644)           3,324,297
Cash and cash equivalents                  1,072,881         (30,305)                -              1,042,576
Restricted cash                            5,944,365             -                   -              5,944,365
Tenant receivables                           195,303         (17,454)                -                177,849
Deferred rent receivable                      25,474             -                   -                 25,474
Prepaid expenses and other                   236,094          (4,891)                -                231,203
Deferred leasing and financing costs         837,278         (17,287)           (203,429)             616,562
Deferred legal                                61,733             -                   -                 61,733
                                         -----------     -----------         -----------          -----------

Total Assets                             $35,328,392     $ 1,559,281         $(1,719,073)         $35,168,600
                                         ===========     ===========         ===========          ===========

Liabilities and Stockholders' Equity

Mortgage notes payable                   $17,900,000      $      -              $    -            $17,900,000
Credit facility                            1,515,644             -            (1,515,644)                 -
Accrued expenses and other                   549,846        (495,266)                -                 54,580
                                         -----------     -----------         -----------          -----------

Total Liabilities                         19,965,490        (495,266)         (1,515,644)          17,954,580
                                         -----------     -----------         -----------          -----------

Minority interest                          2,316,906             -                   -              2,316,906
Limited partner's interest in
  Operating Partnership                    9,239,726       1,460,988            (144,658)          10,556,056

Stockholders' Equity
Common stock                                   6,921             -                   -                  6,921
Additional paid-in capital                 3,799,349         593,559          (   58,771)           4,334,137
                                         -----------     -----------         -----------          -----------
Total Stockholders' Equity                 3,806,270         593,559          (   58,771)           4,341,058
                                         -----------     -----------         -----------          -----------

Total Liabilities and
Stockholders' Equity                     $35,328,392     $ 1,559,281         $(1,719,073)         $35,168,600
                                         ===========     ===========         ===========          ===========


            See accompanying Notes to Pro Forma Financial Statements

                            Cedar Income Fund, Ltd.
                   Pro Forma Combined Statement of Operations
                    For the three months ended March 31, 2001
                    -----------------------------------------

The following unaudited pro forma condensed Combined Statement of Operations is presented as if the Company had disposed of Broadbent as of January 1, 2001 and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This pro forma condensed Combined Statement of Operations should be read in conjunction with the pro forma condensed Combined Balance Sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the three months ended March 31, 2001. The pro forma condensed Combined Statement of Operations is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company sold Broadbent as of January 2001, nor does it purport to represent the operations of the Company for future periods.

                                             Cedar Income                                                  Pro Forma
                                              Fund, Ltd.           Broadbent          Pro Forma       Three months ended
                                             Historical (d)     Disposition (e)     Adjustments (f)      March 31, 2001
                                             --------------     ---------------     ---------------      --------------
Description
-----------
Revenues:
Base rent                                      $ 712,208           $(118,150)          $     -             $ 594,058
Tenant escalations                               163,427             (36,400)                -               127,027
Interest                                         107,644                 -                29,292             136,936
                                               ---------           ---------           ---------           ---------

Total Revenues                                   983,279            (154,550)             29,292             858,021
                                               ---------           ---------           ---------           ---------

Expenses:
Operating Expenses
Property expenses                                258,442             (43,587)                -               214,855
Real estate taxes                                 91,988             (15,273)                -                76,715
Administrative                                    95,379                 -                   -                95,379
                                               ---------           ---------           ---------           ---------

Total Operating Expenses                         445,809             (58,860)                -               386,949
                                               ---------           ---------           ---------           ---------

Interest                                         377,479                 -               (35,049)            342,430
Depreciation and amortization                    172,556             (10,249)            (30,669)            131,638
                                               ---------           ---------           ---------           ---------

Total Expenses                                   995,844             (69,109)            (65,718)            861,017
                                               ---------           ---------           ---------           ---------

Net income before minority interest              (12,565)            (85,441)             95,010              (2,996)
Minority interest share of loss                   22,888                 -                   -                22,888
Net income (loss) before limited partner's
  interest in Operating Partnership               10,323             (85,441)             95,010              19,892
Limited partner's interest                       (12,940)             60,757             (67,562)            (19,745)
                                               ---------           ---------           ---------           ---------

Net (loss) income before cumulative
 effect adjustment                                (2,617)            (24,684)             27,448                 147
Extraordinary item
Write-off of deferred mortgage and
  administrative costs, net of limited
  partner's interest of ($197,044)                   -                   -               (80,054)            (80,054)
Cumulative effect of change in accounting
  principle, net of limited partnership
  interest of ($14,723)                           (6,014)                -                   -                (6,014)
                                               ---------           ---------           ---------           ---------
Net (loss)                                     $  (8,631)          $ (24,684)          $ (52,606)          $ (85,921)
                                               =========           =========           =========           =========

Basic and Diluted Net Income per Share         $   (0.01)          $   (0.04)          $   (0.08)          $   (0.13)
                                               =========           =========           =========           =========




            See accompanying notes to Pro Forma Financial Statements

                            Cedar Income Fund, Ltd.
                   Pro Forma Combined Statement of Operations
                  For the twelve months ended December 31, 2000
                  ---------------------------------------------

The following unaudited pro forma condensed Combined Statement of Operations is presented as if the Company had disposed of Broadbent as of January 1, 2000 and the Company qualified as a REIT, distributed 95% of its taxable income and, therefore, incurred no income tax expense during the period. This pro forma condensed Combined Statement of Operations should be read in conjunction with the pro forma condensed Combined Balance Sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-K for the year ended December 31, 2000. The pro forma condensed Combined Statement of Operations is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company disposed of Broadbent as of January 1, 2000, nor does it purport to represent the operations of the Company for future periods.

                                              Cedar Income
                                                Fund, Ltd.          Broadbent        Pro Forma         Pro Forma
                                              Historical (g)     Disposition (h)  Adjustments (i)         2000
                                              --------------     ---------------  ---------------      ---------
Description
-----------
Revenues:
Base rent                                       $ 2,586,473      $  (568,151)     $         -          $ 2,018,322
Tenant escalations                                  450,470         (146,988)               -              303,482
Interest                                            178,838              -              134,284            313,122
                                                -----------      -----------        -----------        -----------

Total Revenues                                    3,215,781         (715,139)           134,284          2,634,926
                                                -----------      -----------        -----------        -----------

Expenses:
Operating Expenses
Property expenses                                   854,203         (185,083)               -              669,120
Real estate taxes                                   308,386          (59,080)               -              249,306
Administrative                                      525,169              -                  -              525,169
                                                -----------      -----------        -----------        -----------

Total Operating Expenses                          1,687,758         (244,163)               -            1,443,595
                                                -----------      -----------        -----------        -----------

Interest                                            604,182          (52,414)           (93,033)           458,735
Depreciation and amortization                       621,509         (116,189)           (96,842)           408,478
                                                -----------      -----------        -----------        -----------

Total Expenses                                    2,913,449         (412,766)          (189,875)         2,310,808
                                                -----------      -----------        -----------        -----------

Net income before minority interest                 302,332         (301,373)           324,159            324,118
Minority interest                                     7,669              -                  -                7,669
Loss on impairment                                 (203,979)             -                  -             (203,979)
Gain on disposal                                     91,012              -                  -               91,012

Net income before limited partner's
   interest in Operating Partnership                197,034         (302,373)           324,159            218,820
Limited partner's interest                         (191,615)         215,017           (230,509)          (171,366)
                                                -----------      -----------        -----------        -----------

Net income (loss) before extraordinary item           5,419          (87,356)            93,650             47,454
Extraordinary item
Early extinguishment of debt                        (17,502)          17,502                -                  -
Write-off of deferred mortgage and
   administrative costs, net of limited
   partner's interest of ($231,088)                     -                -              (93,885)           (93,885)
                                                -----------      -----------        -----------        -----------
Net (loss)                                      $   (12,083)     $   (69,854)       $      (235)       $   (46,431)
                                                ===========      ===========        ===========        ===========

Basic and Diluted Net Income per Share          $     (0.01)     $     (0.08)       $      0.00        $     (0.09)
                                                ===========      ===========        ===========        ===========



            See accompanying notes to Pro Forma Financial Statements

                            Cedar Income Fund, Ltd.

                     Notes to Pro Forma Financial Statements
                     ---------------------------------------


Pro Forma Condensed Combined Balance Sheet
------------------------------------------

a.       Reflects the Company's historical balance sheet as of March 31, 2001.
b.       Reflects the disposition of Broadbent for $5.3 million cash.
c.       Reflects repayment of $1.5 million credit facility.

Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2001
--------------------------------------------------------------------------

d. Reflects the historical operations of the Company for the three months ended March 31, 2001.
e.       Reflects the operations of Broadbent for the three months ended March
         31, 2001.
f. Reflects the interest income associated with the net cash received from the sale of Broadbent and write-off of deferred mortgage and amortization expense.

Pro forma Condensed Combined Statements of Operations for the Year Ended December 31, 2000
------------------------------------------------------------------------

g. Reflects the historical operations of the Company for the year ended December 31, 2000.
h. Reflects the operations of Broadbent for the year ended December 31, 2000.
i. Reflects the interest income associated with the net cash received from the sale of Broadbent and write-off of deferred mortgage and amortization expense.